Exhibit 32.1

CERTIFICATION PURSUANT OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANACIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               This Certificate is being filed pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. This Certification is included solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose. In connection with the accompanying Quarterly Report on Form 10-QSB of Ikona Gear International, Inc. for the quarter ended November 30, 2003, the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of Ikona Gear International, Inc. that to their knowledge:

               1.     such Quarterly Report on Form 10-QSB of Ikona Gear International, Inc. for the quarter ended November 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2.     the information contained in such Quarterly Report on Form 10-QSB of Ikona Gear International, Inc. for the quarter ended November 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Ikona Gear International, Inc.

IKONA GEAR INTERNATIONAL, INC.

Dated: January 20, 2004	/s/ Laith Nosh
Laith Nosh
Chief Executive Officer

Dated: January 20, 2004	/s/ Raymond L. Polman
Raymond L. Polman, CA
Chief Financial Officer